MERRILL LYNCH
GROWTH FUND



FUND LOGO



Semi-Annual Report

April 30, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Growth Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH GROWTH FUND


DEAR SHAREHOLDER

Merrill Lynch Growth Fund outperformed the unmanaged Standard & Poor's (S&P) Barra Growth Index during the six-month period ended April 30, 2000. The Fund's Class A Shares rose +20.88%, compared to an Index return of +10.84%. However, underperformance largely occurred during the three months ended April 30, 2000 when the Fund's Class A Shares returned +1.63% compared to an Index return of +6.02%. In effect, during this period the Fund gave back some of its strong outperformance in the month of January. As a result, for the first four months of 2000, the Fund's Class A Shares returned +2.19% compared to the S&P Barra Growth Index return of -1.05%.

Short-term performance disparities are to be expected in an actively managed Fund such as ours, since our investments are appreciably different from the component stocks of the S&P Barra Growth Index. Looking out over an intermediate-term period, our relative performance continues to be strong relative to the S&P Barra Growth Index. For the 12 months ended April 30, 2000, the Fund had extraordinarily good performance. During this period, the Fund's Class A Shares were up +44.21%, compared to an Index return of +19.00%. Although we are pleased the Fund experiences strong performance relative to the S&P Barra Growth Index, as it has over the past 12 months, we cannot expect to outperform this benchmark index by such a wide margin on a long-term basis.

During the 12-month period, the unmanaged S&P 500 Index rose only +10.13%; therefore, in general, growth stocks again outperformed relative to the overall Index. Growth stocks significantly outperformed value stocks, a continuation of the trend that has prevailed over the past few years. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)


Assessing Relative Value & Potential for
Appreciation
As we have noted in previous reports to shareholders, Merrill Lynch Growth Fund invests in companies that are growing at rates that are appreciably faster than the average company. We choose to invest in those growth companies that we believe will provide attractive investment returns. If a company in our portfolio is no longer a growth company and its share price falls, we choose to sell our investment unless we believe that the lapse in growth is only temporary. Therefore, we do not hold onto stocks even if they might provide attractive returns if we believe they no longer qualify as growth stocks.

On the other hand, there are a number of companies that are growing rapidly with above-average valuations. Valuations for these companies are sufficiently high to imply that their rates of growth must be sustained at higher levels for longer periods of time than is usually considered achievable. However, this does not mean that companies absolutely cannot grow fast enough and long enough to justify these high valuations.

For example, Microsoft Corporation had been judged too expensive to valuation-oriented analysts throughout most of its history. However, the growth that occurred in the company's business quarter after quarter and year after year was sufficiently high that it more than justified Microsoft's share price. If the valuation-oriented analysts had known what the ensuing earnings growth would be, they would certainly have invested in the stock.

How do we evaluate whether we should own Cisco Systems, Inc., Oracle Corporation, Sun Microsystems, Inc. and Nortel Neworks Corporation - not to mention JDS Uniphase Corporation, Broadcom Corporation, Juniper Networks, Inc. and Sycamore Networks, Inc.? The first group consists of companies that have very large market capitalizations, are leaders in large businesses, have very high profit margins, and have large, fast-growing sales and earnings. Moreover, they are regarded as large, profitable, fast-growing companies with strong, capable management teams and are positioned to accrue a disproportionate share of the benefits of the new Internet economy. Other large premier companies--such as General Electric Company, Microsoft Corporation, International Business Machines Corporation and Lucent Technologies Inc.--are generally not viewed as enthusiastically by the institutional and individual investors because they are not deemed to be at the epicenter of the Internet/bandwidth revolution.


Merrill Lynch Growth Fund
April 30, 2000


In contrast, Cisco, Oracle, Sun Microsystems and Nortel are regarded as right at the heart of the future growth potential of the Internet economy. However, they are trading at valuations that in general might suggest their subsequent underperformance. This underperformance would not necessarily result from any problems at these companies; rather, it would be a reflection of the "law of large numbers." When a company has a large market capitalization, a high level of revenues and net income and a very high stock market valuation, the law of large numbers suggests that it is unlikely that the company will successfully deliver enough growth fast enough in the ensuing years to justify its valuation.

Numerous commentators have pointed out that a company like Cisco, with a market capitalization of $500 billion, has already grown so large that it is 'unimaginable' that it could deliver shareholders with 15% annual returns for the next 20 years. If a company grows 15% a year for 20 years, it grows to 16 times its current size. In Cisco's case, this would bring its market capitalization to $8 trillion, or slightly more than the current US gross domestic product. This same argument applies to other companies whose shares have exceptionally high valuations.

Of course, this does not mean that Cisco has no appreciation potential. If Cisco provides investors with stock price appreciation of 25% for three years (thereby almost doubling its market capitalization) and afterward provided a moderate annual growth rate of 6% per year for the next 17 years, it would be an attractive investment. Therefore, even if we agree that it is virtually certain that Cisco cannot grow at 15% a year for 20 years, we could still own it, and, in fact, we do own Cisco.

Our strategy in investing in growth companies is to try and forecast the future size of the market opportunity the company addresses and then to look to competitors (both current and potential) to assess the percentage of the potential opportunity that the company might attain. Finally, we try to apply some measure of how profitable this business might be. If the business opportunity is large enough, if the company is growing fast enough, if the current and potential competitors appear weak enough, and if the company can charge prices that make its business very profitable, very high valuations can be justified, in our view.

Why do we own shares of Cisco and not Oracle or Sun Microsystems? Simply because we believe that the business opportunity for Cisco is large and its competition less intense than is the case for Oracle and Sun Microsystems. So far, owning Cisco has been a very good idea, but avoiding Oracle and Sun Microsystems have been very poor ideas.

The newer companies, such as JDS Uniphase, Broadcom, Juniper and Sycamore, are even more difficult to assess. In some cases, these companies have large market capitalizations of $15 billion--$100 billion, yet have revenues ranging from $100 million to $1 billion. Of course, these companies are growing very rapidly. However, their price/sales multiples are much higher than the price/earnings multiples one might traditionally associate with good growth stocks. To emphasize this point, it bears repeating. Many of these companies sell for a higher multiple of their sales than many established growth companies sell for as a multiple of their earnings. Potential profit margins are much more difficult to determine for these newer companies; nevertheless, we analyze them in the same way as their larger counterparts. Our success with these relatively smaller and newer growth companies has been limited, at best, and we continue to assess our analysis to refine and improve our ability to measure the investment potential of these companies.


Few Changes in Investments
The only significant change that we made to the portfolio over the past six months was to aggressively trim our exposure to biotechnology. Our exposure in this sector exceeded 14% during mid-February, which we cut back to 2.6% by April period-end as stock prices first appreciated sharply and then retracted their appreciation.


Merrill Lynch Growth Fund
April 30, 2000


The only significant new portfolio addition is Corning Incorporated. This company's three main businesses are the production of optical fiber, the manufacture of photonic components and the manufacture of flat-panel displays. All of these businesses are experiencing strong growth and Corning is supplying the products to meet the booming demand.

In Conclusion
We thank you for your investment in Merrill Lynch Growth Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming annual report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and Portfolio Manager



June 12, 2000



Merrill Lynch Growth Fund
April 30, 2000



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricingsm System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.


Merrill Lynch Growth Fund
April 30, 2000


PERFORMANCE DATA (concluded)

Recent Performance Results
                                                   6 Month         12 Month       Ten Years/Since
As of April 30, 2000                             Total Return    Total Return  InceptionTotal Return
ML Growth Fund Class A Shares*                      +20.88%         +44.21%           +298.21%
ML Growth Fund Class B Shares*                      +20.23          +42.70            +259.37
ML Growth Fund Class C Shares*                      +20.24          +42.67            + 90.84
ML Growth Fund Class D Shares*                      +20.72          +43.78            + 99.33
Standard & Poor's 500 Index**                       + 7.19          +10.13        +458.94/+246.32

 *Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

Year Ended 3/31/00                        +49.35%        +41.51%
Five Years Ended 3/31/00                  +15.05         +13.81
Ten Years Ended 3/31/00                   +15.21         +14.59

 *Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A
  Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 3/31/00                        +47.88%        +43.88%
Five Years Ended 3/31/00                  +13.88         +13.88
Ten Years Ended 3/31/00                   +14.04         +14.04

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 3/31/00                        +47.84%        +46.84%
Five Years Ended 3/31/00                  +13.86         +13.86
Inception (10/21/94)
through 3/31/00                           +13.98         +13.98

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 3/31/00                        +49.02%        +41.02%
Five Years Ended 3/31/00                  +14.76         +13.53
Inception (10/21/94)
through 3/31/00                           +14.88         +13.75

 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Merrill Lynch Growth Fund
April 30, 2000

SCHEDULE OF INVESTMENTS
                               Shares                                                                              Percent of
Industries                      Held                 Long-Term Investments                                 Value   Net Assets
Banking & Financial              930,000     Federal Home Loan Mortgage Association                   $   42,721,875    1.4%
Services                       3,407,670     Lloyds TSB Group PLC                                         33,486,982    1.1
                                                                                                      --------------  ------
                                                                                                          76,208,857    2.5

Beverages                      1,218,000     The Coca-Cola Company                                        57,322,125    1.9

Broadcasting &                   700,000   ++Clear Channel Communications, Inc.                           50,400,000    1.7
Publishing

Capital Goods--                  950,000   ++Maxim Integrated Products, Inc.                              61,512,499    2.0
Technology

Communications                     2,600   ++Avanex Corporation                                              314,925    0.0
Equipment                      1,915,308   ++Cisco Systems, Inc.                                         132,874,493    4.4
                               1,380,400     Lucent Technologies Inc.                                     85,843,625    2.9
                               1,693,168     Nokia Oyj                                                    97,362,290    3.2
                                                                                                      --------------  ------
                                                                                                         316,395,333   10.5

Computer Services                200,000   ++Amazon.com, Inc.                                             11,037,499    0.4
                                 950,000   ++America Online, Inc.                                         56,821,875    1.9
                                 333,000   ++eBay Inc.                                                    52,988,625    1.8
                               1,000,000   ++go.com                                                       13,500,000    0.4
                                 114,800   ++lastminute.com PLC                                              386,224    0.0
                                                                                                      --------------  ------
                                                                                                         134,734,223    4.5

Computer Software                590,000   ++Intuit Inc.                                                  21,203,125    0.7
                               1,480,000   ++Microsoft Corporation                                       103,230,000    3.4
                                  58,500   ++Nuance Communications Inc.                                    1,758,656    0.1
                                 450,000   ++Quest Software, Inc.                                         16,875,000    0.5
                                  18,400   ++Riverdeep Group PLC (ADR)(c)                                    423,200    0.0
                                                                                                      --------------  ------
                                                                                                         143,489,981    4.7

Computers                        648,200   ++Comverse Technology, Inc.                                    57,811,338    1.9
                               1,436,878   ++Dell Computer Corporation                                    71,933,705    2.4
                                 565,400   ++EMC Corporation                                              78,555,263    2.6
                                 487,200     International Business Machines Corporation                  54,383,700    1.8
                                                                                                      --------------  ------
                                                                                                         262,684,006    8.7

Diversified                      614,150     Corning Incorporated                                        121,294,625    4.0
Manufacturing                    996,700     General Electric Company                                    156,731,075    5.2
                                                                                                      --------------  ------
                                                                                                         278,025,700    9.2

Electronics                      574,000   ++Bookham Technology PLC (ADR)(c)                              29,812,125    1.0
                                  12,800   ++Infineon Technologies AG (ADR)(c)                               868,800    0.0
                                 519,000   ++Xilinx, Inc.                                                 38,016,750    1.3
                                                                                                      --------------  ------
                                                                                                          68,697,675    2.3

Gas Pipeline &                 3,848,434   ++TransMontaigne Inc. (b)                                      30,065,891    1.0
Transmission


Merrill Lynch Growth Fund
April 30, 2000

SCHEDULE OF INVESTMENTS (continued)
                               Shares                                                                              Percent of
Industries                      Held                 Long-Term Investments                                 Value   Net Assets
Insurance                        462,000     American International Group, Inc.                       $   50,675,625    1.7%
                                 151,112     Axa                                                          22,460,234    0.7
                                                                                                      --------------  ------
                                                                                                          73,135,859    2.4

Internetworking                  125,000   ++Internet Capital Group, Inc.                                  5,265,625    0.2
Life Sciences                    257,000   ++Affymetrix, Inc.                                             34,695,000    1.1
                                 460,000   ++Amgen Inc.                                                   25,760,000    0.9
                                 434,500     CytoTherapeutics, Inc. (Warrants)(a)                                  4    0.0
                                 248,000   ++Millennium Pharmaceuticals, Inc.                             19,654,000    0.6
                                                                                                      --------------  ------
                                                                                                          80,109,004    2.6

Medical Technology               956,500   ++Guidant Corporation                                          54,879,188    1.8
                               1,375,000     Medtronic, Inc.                                              71,414,063    2.4
                                                                                                      --------------  ------
                                                                                                         126,293,251    4.2

Natural Gas                    1,293,000     Enron Corp.                                                  90,105,938    3.0
Pharmaceuticals                  700,000     Bristol-Myers Squibb Company                                 36,706,250    1.2
                                 330,800     Johnson & Johnson                                            27,291,000    0.9
                                 719,000     Merck & Co., Inc.                                            49,970,499    1.7
                               1,724,600     Pfizer Inc.                                                  72,648,775    2.4
                               2,380,682     SmithKline Beecham PLC                                       32,726,683    1.1
                                 532,200     Warner-Lambert Company                                       60,571,013    2.0
                                                                                                      --------------  ------
                                                                                                         279,914,220    9.3

Retail                         1,161,500     Lowe's Companies, Inc.                                       57,494,250    1.9
                               2,035,400     Wal-Mart Stores, Inc.                                       112,710,275    3.7
                                                                                                      --------------  ------
                                                                                                         170,204,525    5.6

Semiconductors                   981,030     Intel Corporation                                           124,406,867    4.1
                                 225,500     Motorola, Inc.                                               26,848,594    0.9
                                 540,000     Texas Instruments Incorporated                               87,952,499    2.9
                                                                                                      --------------  ------
                                                                                                         239,207,960    7.9

Telecommunications                29,700   ++FLAG Telecom Holdings Limited                                   575,438    0.0
                                 870,000   ++Level 3 Communications, Inc.                                 77,321,250    2.6
                               1,562,872     SBC Communications Inc.                                      68,473,330    2.3
                               1,070,000     Sonera Oyj                                                   58,993,006    1.9
                               2,569,840   ++Telefonica SA                                                57,329,594    1.9
                              12,056,786     Vodafone AirTouch PLC                                        55,561,721    1.8
                                                                                                      --------------  ------
                                                                                                         318,254,339   10.5


Merrill Lynch Growth Fund
April 30, 2000

SCHEDULE OF INVESTMENTS (concluded)
                               Shares                                                                              Percent of
Industries                      Held                 Long-Term Investments                                 Value   Net Assets
Wireless                          65,000   ++Aether Systems, Inc.                                     $   10,818,438    0.4%
Communication                    535,000   ++Metawave Communications Corporation                           7,021,875    0.2
                                 800,000   ++Netro Corporation                                            34,900,000    1.2
                                 260,000   ++VoiceStream Wireless Corporation                             25,723,750    0.8
                                                                                                      --------------  ------
                                                                                                          78,464,063    2.6

Wireline                       4,276,000     The Furukawa Electric Co., Ltd.                              59,308,110    2.0
Communication

                                             Total Long-Term Investments (Cost--$2,396,280,699)        2,999,799,184   99.3


                                 Face
                                Amount                  Short-Term Investments

Commercial Paper*            $28,294,000     General Motors Acceptance Corp., 6.06% due 5/01/2000         28,284,474    0.9

                                             Total Short-Term Investments (Cost--$28,284,474)             28,284,474    0.9


Total Investments (Cost--$2,424,565,173)                                                               3,028,083,658  100.2

Liabilities in Excess of Other Assets                                                                     (6,552,114)  (0.2)
                                                                                                      --------------  ------
Net Assets                                                                                            $3,021,531,544  100.0%
                                                                                                      ==============  ======



  *Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
 ++Non-income producing security.
(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Investment in an affiliated company (Note 5).
(c)American Depositary Receipts (ADR).

   See Notes to Financial Statements.



PORTFOLIO INFORMATION


As of April 30, 2000
                                  Percent of
Ten Largest Equity Holdings       Net Assets

General Electric Company               5.2%
Cisco Systems, Inc.                    4.4
Intel Corporation                      4.1
Corning Incorporated                   4.0
Wal-Mart Stores, Inc.                  3.7
Microsoft Corporation                  3.4
Nokia Oyj                              3.2
Enron Corp.                            3.0
Texas Instruments Incorporated         2.9
Lucent Technologies Inc.               2.9


                                  Percent of
Geographic Allocation             Net Assets

United States                         84.6%
Finland                                5.1
United Kingdom                         5.0
Japan                                  2.0
Spain                                  1.9
France                                 0.7



Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of April 30, 2000
Assets:             Investments, at value (identified cost--$2,424,565,173)                               $3,028,083,658
                    Foreign cash                                                                                 150,874
                    Receivables:
                      Securities sold                                                    $   20,850,065
                      Beneficial interest sold                                                7,467,297
                      Dividends                                                               1,962,531       30,279,893
                                                                                         --------------
                    Prepaid registration fees and other assets                                                   114,885
                                                                                                          --------------
                    Total assets                                                                           3,058,629,310
                                                                                                          --------------

Liabilities:        Payables:
                      Custodian bank                                                         13,431,349
                      Beneficial interest redeemed                                           13,414,257
                      Securities purchased                                                    5,070,000
                      Investment adviser                                                      1,437,648
                      Distributor                                                             1,225,329       34,578,583
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,519,183
                                                                                                          --------------
                    Total liabilities                                                                         37,097,766
                                                                                                          --------------

Net Assets:         Net assets                                                                            $3,021,531,544
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    2,885,767
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      4,958,797
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        432,326
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      3,013,234
                    Paid-in capital in excess of par                                                       2,199,265,917
                    Accumulated investment loss--net                                                         (14,393,262)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                       221,900,824
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                        603,467,941
                                                                                                          --------------
                    Net assets                                                                            $3,021,531,544
                                                                                                          ==============
Net Asset Value:    Class A--Based on net assets of $808,454,397 and 28,857,666
                              shares of beneficial interest outstanding                                   $        28.02
                                                                                                          ==============
                    Class B--Based on net assets of $1,264,436,655 and 49,587,973
                              shares of beneficial interest outstanding                                   $        25.50
                                                                                                          ==============
                    Class C--Based on net assets of $109,433,889 and 4,323,258
                              shares of beneficial interest outstanding                                   $        25.31
                                                                                                          ==============
                    Class D--Based on net assets of $839,206,603 and 30,132,336
                              shares of beneficial interest outstanding                                   $        27.85
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (continued)


Statement of Operations for the Six Months Ended April 30, 2000
Investment          Dividends (net of $216,574 foreign withholding tax)                                   $    6,044,168
Income:             Interest and discount earned                                                               2,593,481
                                                                                                          --------------
                    Total income                                                                               8,637,649
                                                                                                          --------------

Expenses:           Investment advisory fees                                             $   10,223,923
                    Account maintenance and distribution fees--Class B                        6,706,100
                    Transfer agent fees--Class B                                              1,975,562
                    Transfer agent fees--Class A                                              1,157,031
                    Transfer agent fees--Class D                                              1,133,994
                    Account maintenance fees--Class D                                         1,046,000
                    Account maintenance and distribution fees--Class C                          573,659
                    Transfer agent fees--Class C                                                180,599
                    Printing and shareholder reports                                            164,653
                    Custodian fees                                                              111,996
                    Accounting services                                                          69,357
                    Registration fees                                                            50,124
                    Professional fees                                                            46,248
                    Trustees' fees and expenses                                                  23,401
                    Pricing fees                                                                  8,551
                    Other                                                                        35,377
                                                                                         --------------
                    Total expenses before reimbursement                                      23,506,575
                    Reimbursement of expenses                                                  (475,664)
                                                                                         --------------
                    Total expenses after reimbursement                                                        23,030,911
                                                                                                          --------------
                    Investment loss--net                                                                     (14,393,262)
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                      510,434,971
(Loss) on             Foreign currency transactions--net                                     (1,166,340)     509,268,631
Investments &                                                                            --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                       85,421,040
                      Foreign currency transactions--net                                        (50,464)      85,370,576
                                                                                         --------------   --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  580,245,945
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                          For the Six       For the
                                                                                          Months Ended     Year Ended
                                                                                           April 30,      October 31,
Increase (Decrease) in Net Assets:                                                            2000            1999
Operations:         Investment loss--net                                                 $  (14,393,262)  $  (19,595,562)
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                       509,268,631     (223,616,559)
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   85,370,576      139,816,935
                                                                                         --------------   --------------
                    Net increase (decrease) in net assets resulting from operations         580,245,945     (103,395,186)
                                                                                         --------------   --------------

Dividends to        In excess of investment income--net:
Shareholders:         Class A                                                                        --       (9,908,351)
                      Class B                                                                        --      (10,381,062)
                      Class C                                                                        --         (879,414)
                      Class D                                                                        --       (8,144,104)
                                                                                         --------------   --------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                                     --      (29,312,931)
                                                                                         --------------   --------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                           (431,496,213)  (1,972,727,295)
Transactions:                                                                            --------------   --------------

Net Assets:         Total increase (decrease) in net assets                                 148,749,732   (2,105,435,412)
                    Beginning of period                                                   2,872,781,812    4,978,217,224
                                                                                         --------------   --------------
                    End of period                                                        $3,021,531,544   $2,872,781,812
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                      Class A++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2000       1999         1998         1997        1996
Per Share           Net asset value, beginning of period     $    23.18  $    22.71  $    33.13  $    26.87   $    23.13
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                  (.05)       (.01)        .46         .53          .31
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              4.89         .69       (8.47)       7.98         5.63
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.84         .68       (8.01)       8.51         5.94
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --        (.48)       (.44)        (.35)
                      In excess of investment income--net            --        (.21)         --          --           --
                      Realized gain on investments--net              --          --       (1.70)      (1.81)       (1.85)
                      In excess of realized gain on
                      investments--net                               --          --        (.23)         --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --        (.21)      (2.41)      (2.25)       (2.20)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    28.02  $    23.18  $    22.71  $    33.13   $    26.87
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           20.88%+++    3.09%     (25.83%)     34.03%       28.15%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to           Expenses, net of reimbursement                 .92%*       .96%        .81%        .77%         .80%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Expenses                                       .95%*       .99%        .85%        .81%         .84%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 (.37%)*     (.03%)      1.72%       1.84%        1.28%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  808,454  $  774,287  $1,111,166  $1,769,296   $1,056,870
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           40.59%     101.71%      24.41%      24.75%       30.01%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class B++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2000       1999         1998        1997         1996
Per Share           Net asset value, beginning of period     $    21.21  $    20.88  $    30.63  $    25.03   $    21.60
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income (loss)--net                  (.17)       (.19)        .17         .22          .06
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              4.46         .61       (7.80)       7.39         5.26
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.29         .42       (7.63)       7.61         5.32
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --        (.19)       (.20)        (.04)
                      In excess of investment income--net            --        (.09)         --          --           --
                      Realized gain on investments--net              --          --       (1.70)      (1.81)       (1.85)
                      In excess of realized gain on
                      investments--net                               --          --        (.23)         --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --        (.09)      (2.12)      (2.01)       (1.89)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    25.50  $    21.21  $    20.88  $    30.63   $    25.03
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           20.23%+++    2.06%     (26.57%)     32.62%       26.84%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to           Expenses, net of reimbursement                1.94%*      1.99%       1.83%       1.79%        1.82%
Average                                                      ==========  ==========  ==========  ==========   ==========
Net Assets:         Expenses                                      1.97%*      2.02%       1.87%       1.83%        1.85%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                (1.39%)*     (.98%)       .70%        .82%         .26%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $1,264,437  $1,247,547  $2,544,979  $4,687,523   $2,916,507
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           40.59%     101.71%      24.41%      24.75%       30.01%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                      Class C++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2000       1999         1998        1997       1996
Per Share           Net asset value, beginning of period     $    21.05  $    20.72  $    30.43  $    24.89   $    21.59
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income(loss)--net                   (.17)       (.18)        .17         .22          .06
                    Realized and unrealized gain (loss)
                    on investments and foreign currency
                    transactions--net                              4.43         .59       (7.75)       7.34         5.23
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.26         .41       (7.58)       7.56         5.29
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --        (.20)       (.21)        (.14)
                      In excess of investment income--net            --        (.08)         --          --           --
                      Realized gain on investments--net              --          --       (1.70)      (1.81)       (1.85)
                      In excess of realized gain on
                      investments--net                               --          --        (.23)         --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --        (.08)      (2.13)      (2.02)       (1.99)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    25.31  $    21.05  $    20.72  $    30.43   $    24.89
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           20.24%+++    2.04%     (26.60%)     32.63%       26.84%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.96%*      2.02%       1.84%       1.80%        1.84%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.99%*      2.05%       1.88%       1.84%        1.87%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                (1.41%)*     (.96%)       .68%        .81%         .25%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  109,434  $  106,797  $  239,445  $  427,377   $  187,221
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           40.59%     101.71%      24.41%      24.75%       30.01%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                      Class D++
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2000        1999        1998         1997       1996
Per Share           Net asset value, beginning of period     $    23.07  $    22.63  $    33.01  $    26.79   $    23.06
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income(loss)--net                   (.08)       (.06)        .39         .46          .24
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                              4.86         .68       (8.43)       7.95         5.63
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations               4.78         .62       (8.04)       8.41         5.87
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                         --          --        (.41)       (.38)        (.29)
                      In excess of investment income--net            --        (.18)         --          --           --
                      Realized gain on investments--net              --          --       (1.70)      (1.81)       (1.85)
                      In excess of realized gain on
                      investments--net                               --          --        (.23)         --           --
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions                --        (.18)      (2.34)      (2.19)       (2.14)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of period           $    27.85  $    23.07  $    22.63  $    33.01   $    26.79
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment    Based on net asset value per share           20.72%+++    2.82%     (26.00%)     33.67%       27.83%
Return:**                                                    ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses, net of reimbursement                1.17%*      1.21%       1.06%       1.02%        1.05%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Expenses                                      1.20%*      1.24%       1.10%       1.06%        1.08%
                                                             ==========  ==========  ==========  ==========   ==========
                    Investment income (loss)--net                 (.62%)*     (.26%)      1.47%       1.59%        1.03%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of period (in
Data:               thousands)                               $  839,207  $  744,151  $1,082,627  $1,642,665   $  932,811
                                                             ==========  ==========  ==========  ==========   ==========
                    Portfolio turnover                           40.59%     101.71%      24.41%      24.75%       30.01%
                                                             ==========  ==========  ==========  ==========   ==========


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Growth Fund
April 30, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Growth Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on net operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch Growth Fund
April 30, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to purchase and write covered call options and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or loss or gain to the extent the cost of the closing transaction is less than or greater than the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk of existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of investment income-net are due primarily to differing tax treatments for post-October losses.

(h) Custodian bank--The Fund recorded an amount payable to the Custodian Bank resulting from a timing difference of security transaction settlements.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund is required to pay a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of
 .65%. As a result of a voluntary waiver of expenses, the Fund will pay a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .65% of the average daily net assets on the first $1 billion; .625% of the average net assets on the next $500 million; and .60% of the average net assets over $1.5 billion but not exceeding $10 billion and .575% of average net assets in excess of $10 billion. For the six months ended April 30, 2000, MLAM earned fees of $10,223,923, of which $475,664 was voluntarily waived.


Merrill Lynch Growth Fund
April 30, 2000

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account      Distribution
                                 Maintenance Fee      Fee

Class B                                .25%           .75%
Class C                                .25%           .75%
Class D                                .25%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended April 30, 2000, MLFD earned underwriting discounts and direct commissions, and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD         MLPF&S

Class A                                $  419       $ 5,705
Class D                                $5,505       $62,990

For the six months ended April 30, 2000, MLPF&S received contingent deferred sales charges of $1,066,668 and $13,728 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $90 and $1,001 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $89,620 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2000.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for six months ended April 30, 2000 were $1,236,503,819 and $1,568,024,426, respectively.

Net realized gains (losses) for the six months ended April 30, 2000 and net unrealized gains (losses) as of April 30, 2000 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments           $ 508,422,850   $ 603,518,485
Options written                     2,012,120              --
Foreign currency
transactions                       (1,166,339)        (50,544)
                                -------------   -------------
Total                           $ 509,268,631   $ 603,467,941
                                =============   =============


Transactions in options written for the six months ended April 30, 2000, were as follows:

                                 Nominal Value
                                   Covered by       Premiums
Call Options Written            Written Options     Received

Outstanding call options
written, beginning of
period                              1,181,350   $   3,471,380
Options exercised                    (300,000)     (1,459,260)
Options expired                      (881,350)     (2,012,120)
                                 ------------   -------------
Outstanding call options
written, end of period                     --              --
                                 ============   =============


As of April 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $603,518,485, of which $747,360,030 related to appreciated securities and $143,841,545 related to depreciated securities. At April 30, 2000, the aggregate cost of investments for Federal income tax purposes was $2,424,565,173.


4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $431,496,213 and $1,972,727,295 for the six months ended April 30, 2000 and for the year ended October 31, 1999, respectively.


Merrill Lynch Growth Fund
April 30, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six                          Dollar
Months Ended April 30, 2000           Shares        Amount

Shares sold                         4,871,149   $   136,530,607
Shares redeemed                    (9,414,768)     (263,478,714)
                                -------------   ---------------
Net decrease                       (4,543,619)  $  (126,948,107)
                                =============   ===============


Class A Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                        11,565,531    $  240,814,815
Shares issued to share-
holders in reinvestment of
dividends                             459,562         9,577,280
                                -------------   ---------------
Total issued                       12,025,093       250,392,095
Shares redeemed                   (27,558,400)     (572,349,890)
                                -------------   ---------------
Net decrease                      (15,533,307)  $  (321,957,795)
                                =============   ===============


Class B Shares for the Six                          Dollar
Months Ended April 30, 2000           Shares        Amount

Shares sold                         4,713,198   $   118,633,549
Automatic conversion of
shares                             (2,201,822)      (55,439,331)
Shares redeemed                   (11,750,927)     (292,677,721)
                                -------------   ---------------
Net decrease                       (9,239,551)  $  (229,483,503)
                                =============   ===============


Class B Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                        15,919,015   $   305,351,815
Shares issued to share-
holders in reinvestment of
dividends                             480,513         9,245,064
                                -------------   ---------------
Total issued                       16,399,528       314,596,879
Automatic conversion of
shares                             (6,389,720)     (122,861,457)
Shares redeemed                   (73,087,724)   (1,396,489,700)
                                -------------   ---------------
Net decrease                      (63,077,916)  $(1,204,754,278)
                                =============   ===============


Class C Shares for the Six                          Dollar
Months Ended April 30, 2000           Shares        Amount

Shares sold                           215,292   $     5,328,749
Shares redeemed                      (964,484)      (23,793,887)
                                -------------   ---------------
Net decrease                         (749,192)  $   (18,465,138)
                                =============   ===============


Class C Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                           844,502   $    16,133,830
Shares issued to shareholders
in reinvestment of dividends           39,676           757,812
                                -------------   ---------------
Total issued                          884,178        16,891,642
Shares redeemed                    (7,365,382)     (139,843,279)
                                -------------   ---------------
Net decrease                       (6,481,204)  $  (122,951,637)
                                =============   ===============


Class D Shares for the Six                          Dollar
Months Ended April 30, 2000           Shares        Amount

Shares sold                         2,352,074   $    65,100,005
Automatic conversion of
shares                              2,019,241        55,439,331
                                -------------   ---------------
Total issued                        4,371,315       120,539,336
Shares redeemed                    (6,489,685)     (177,138,801)
                                -------------   ---------------
Net decrease                       (2,118,370)  $   (56,599,465)
                                =============   ===============


Class D Shares for the Year                         Dollar
Ended October 31, 1999                Shares        Amount

Shares sold                         5,370,336   $   111,940,566
Shares issued to shareholders
in reinvestment of dividends          348,930         7,254,254
Automatic conversion of
shares                              5,892,240       122,861,457
                                -------------   ---------------
Total issued                       11,611,506       242,056,277
Shares redeemed                   (27,209,168)     (565,119,862)
                                -------------   ---------------
Net decrease                      (15,597,662)  $  (323,063,585)
                                =============   ===============


Merrill Lynch Growth Fund
April 30, 2000


5. Transactions with Affiliated Companies:
Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated
Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                       Increase (Decrease)   Increase (Decrease)  Dividend
Industry                       Affiliate               in Shares--Net         in Cost--Net        Income
Gas Pipeline & Transmission    TransMontaigne Inc.          --                  --                  ++

++Non-income producing security.

6. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $286,994,000, of which $63,610,000 expires in 2006 and $223,384,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice President and
Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Robert R. Martin, Trustee of Merrill Lynch Growth Fund has recently retired. The Fund's Board of Trustees wishes Mr. Martin well in his retirement.